                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 8, 2006

                                 ELGRANDE INTERNATIONAL, INC.

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             (Exact Name of Registrant as Specified in Its Charter)

          Nevada                       000-25335               88-0409024

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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer

     of Incorporation)               File Number)         Identification No.)

1450 Kootenay Street, Vancouver, B.C., Canada          V5K4R1

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               (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code: (604)689-0808

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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17

CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e -4(c))

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Item 1.01.        Entry into a Material Definitive Agreement.

         On December 8, 2006, Elgrande International,  Inc. (the "Company", "we", or "us"), entered into an Agreement and Plan of Reorganization  (the

"Agreement"), with Intelligent Living Corp., formerly MCM Integrated Technolgies, Ltd., a British Columbia corporation (“ILC”), and the sole stockholder of ILC, Murat Erbatur, who is a director of the Company, pursuant to which, on December 8, 2006, we acquired all of the outstanding  shares of ILC in exchange for the issuance of 10,000,000  shares of our  common  stock and our promissory note in the principal amount of Cdn$150,000 due four months from closing.

FOR THE FULL TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION, PLEASE REFER TO THE COPY OF THE AGREEMENT FILED AS AN EXHIBIT WITH THIS REPORT.

Item 2.01. Completion of Acquisition or Disposition of Assets.

         On December 8, 2006, we completed the acquisition of ILC in exchange for the issuance of 10,000,000  shares of our  common  stock and our promissory note in the principal amount of Cdn$150,000 due four months from closing.

Intelligent Living Corporation (ILC), specializes in designing, supplying, installing, upgrading and servicing home automation and commercial presentation center solutions including: structured wiring, security systems, internet access, lighting and HVAC control, and distributed audio/video systems. ILC offers both wired and wireless technology for single and multi unit new construction and existing buildings, using both traditional component and Windows Media Center based systems. ILC has been supplying custom IT solutions since 1994, home automation solutions to end users and developers and home automation equipment and computer peripherals to third party installers since 2003. ILC has offices and demonstration suites in Phoenix and Vancouver and ongoing projects in southwest British Columbia and the greater Phoenix area.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.

Description

10.18

Agreement and Plan of Reorganization, dated December 8,

2006, between the Company and  Intelligent Living Corp., and Murat Erbatur.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934,

the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            ELGRANDE.COM, INC.

                            By /s/ MICHAEL F. HOLLORAN

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                               Michael F. Holloran

                               President

Date: December 15, 2006

EXHIBIT INDEX

Exhibit No.

Description

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10.18

Agreement and Plan of Reorganization, dated December 8,

2006, between the Company and Intelligent Living Corp., and Murat Erbatur.